UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 10, 2011

INFINERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 572-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Named Executive Officer Compensation. On February 10, 2011, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Infinera Corporation (the “Company”) approved the fiscal 2011 compensation for the Company’s named executive officers.

Base Salaries. The Committee approved the following base salary changes for the named executive officers, effective January 1, 2011:

Named Executive Officer	Position	Old Base Salary	New Base Salary
Thomas J. Fallon	President and Chief Executive Officer	$300,000	$300,000
Ita M. Brennan	Chief Financial Officer	$270,000	$300,000
Michael O. McCarthy III	Chief Legal and Administrative Officer	$270,000	$300,000
Ronald D. Martin	Vice President, Worldwide Sales	$350,000	$350,000
David F. Welch, Ph.D.	EVP, Chief Strategy Officer	$300,000	$300,000

Target Bonus Percentages. The Committee approved the following target bonus percentages, as a percentage of base salary, for the named executive officers for 100% achievement under the Bonus Plan, effective December 26, 2010, the first day of fiscal 2011:

Named Executive Officer	Position	Old Target Bonus (as a percentage of Base Salary)	New Target Bonus (as a percentage of Base Salary)
Thomas J. Fallon	President and Chief Executive Officer	125%	125%
Ita M. Brennan	Chief Financial Officer	50%	65%
Michael O. McCarthy III	Chief Legal and Administrative Officer	65%	65%
Ronald D. Martin	Vice President, Worldwide Sales	100%	100%
David F. Welch, Ph.D.	EVP, Chief Strategy Officer	65%	80%

Named Executive Officer Equity Awards. On February 10, 2011, the Committee approved equity awards to the Company’s named executive officers in the form of stock options and restricted stock units (the “Equity Awards”). The Equity Awards were granted pursuant to the Company’s 2007 Equity Incentive Plan and are comprised of the following numbers of shares underlying stock options and restricted stock units:

Named Executive Officer	Position	Stock Options	Restricted Stock Units
Thomas J. Fallon	President and Chief Executive Officer	243,000	142,000
Ita M. Brennan	Chief Financial Officer	65,000	33,000
Michael O. McCarthy III	Chief Legal and Administrative Officer	65,000	33,000
Ronald D. Martin	Vice President, Worldwide Sales	49,000	25,000
David F. Welch, Ph.D.	EVP, Chief Strategy Officer	81,000	41,000

The stock options have an exercise price of $8.58 per share and vest monthly over three years commencing on February 10, 2011, subject to each named executive officer’s continued service to the Company. The restricted stock units vest as to one-third of the underlying shares annually on each of February 5, 2012, 2013 and 2014, subject to each named executive officer’s continued service to the Company.

Named Executive Officer Performance-Based Equity Awards. On February 10, 2011, the Committee approved performance-based equity awards to the Company’s named executive officers in the form of stock options with performance-based vesting conditions related to the Company’s next generation products (the “Performance-based Awards”). The Performance-based Awards were granted pursuant to the Company’s 2007 Equity Incentive Plan and are comprised of the following numbers of shares underlying stock options:

Named Executive Officer	Position	Performance- Based Stock Options
Thomas J. Fallon	President and Chief Executive Officer	243,000
Ita M. Brennan	Chief Financial Officer	65,000
Michael O. McCarthy III	Chief Legal and Administrative Officer	65,000
Ronald D. Martin	Vice President, Worldwide Sales	49,000
David F. Welch, Ph.D.	EVP, Chief Strategy Officer	81,000

The Performance-based Awards have an exercise price of $8.58 per share and will only vest based on specific performance metrics related to the Company’s next generation products, and subject to each named executive officer’s continued service to the Company. If the performance metrics are not met within the time limits specified in the award agreements, the Performance-based Awards will be canceled.

Bonus Plan. On February 10, 2011, the Committee approved the adoption of the Company’s Bonus Plan, which was ratified by the Board on February 10, 2011. Pursuant to the Bonus Plan, the Committee has the discretion to, among other things, determine eligibility for participation, establish bonus pool funding criteria, determine target awards, and establish individual performance criteria. In connection with the approval of the Bonus Plan, the Committee also approved the bonus pool funding and award payout criteria for all employees of the Company, including each of the named executive officers, for fiscal year 2011 (the “2011 Bonus Terms”). The funding of a bonus pool for named executive officers under the 2011 Bonus Terms is based solely on achievement by the Company against financial performance metrics, including revenue and operating income goals, for fiscal year 2011 (the “Financial Goals”).

Pursuant to the 2011 Bonus Terms, each named executive officer may be eligible for a midyear bonus payout (the “Midyear Award”) based on the achievement of the Financial Goals for the first two quarters of fiscal year 2011 and the projected achievement of the Financial Goals for the balance of 2011. The Midyear Award, if any, will be determined as the product of: (a) the named executive officer’s Target Bonus (as set forth above), (b) the named executive officer’s base salary as of the last day of the second quarter of fiscal year 2011, and (c) the percentage of achievement of the Financial Goals against targets established by the Committee. The Midyear Award for each named executive officer will only be paid if the Company is on track to achieve the minimum thresholds for the Financial Goals. The Midyear Awards are capped at 100% of such named executive officer’s Target Bonus (as prorated for the first two fiscal quarters of fiscal year 2011).

In addition, pursuant to the 2011 Bonus Terms, each named executive officer may be eligible for a final bonus payout (the “Final Award”) based on the achievement of the Financial Goals for fiscal year 2011. The Final Award, if any, will be determined as (i) the product of: (a) the named executive officer’s Target Bonus, (b) the named executive officer’s base salary as of the last day of fiscal year 2011, (c) the named executive officer’s individual performance rating (the “Rating Percent”), and (d) the percentage of achievement of the Financial Goals against targets established by the Committee, minus (ii) any Midyear Award. The Rating Percent will be set at 100%; provided, however, that the Committee, in its sole discretion and upon solicitation of the recommendation of the Company’s Chief Executive Officer, may increase or decrease the Rating Percent for any named executive officer by up to 25%. The Final Award for each named executive officer is capped at 200% of such named executive officer’s Target Bonus less any Midyear Award paid to such named executive officer.

The Committee retains the discretion to modify the 2011 Bonus Terms. The foregoing description is qualified in its entirety by reference to the Bonus Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: February 14, 2011	By:	/s/ Michael O. McCarthy III
Michael O. McCarthy III Chief Legal and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Bonus Plan